EXHIBIT 10.1


PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934 AS AMENDED; UNREDACTED VERSIONS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION.



                                 AMENDMENT NO. 3
                            TO THE LICENSE AGREEMENT
                       BETWEEN GATEWAY 2000 AND MICROSOFT
                                   CORPORATION
                           DATED May 1, 1995 CONTRACT NO. [XX]

         This Amendment ("Amendment") to the License Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") and GATEWAY 2000 ("GATEWAY") dated May 1, 1995 is made and entered into this [XX].


         1.   The attached Exhibit C5 shall be added to the Agreement.

         2. Except as provided herein, all terms of the Agreement shall remain in full force and effect. In the event of inconsistencies between the Agreement and this Amendment, the terms and conditions of the Amendment shall be controlling.


This Amendment shall be null and void unless signed by GATEWAY and returned to MS [XX] by GATEWAY.


         IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of GATEWAY and MS by their duly authorized representantives.



MICROSOFT CORPORATION             GATEWAY 2000, INC.

/s/ Ronald Hosogi                 /s/William M. Elliot
-----------------                 -------------------------
By                                By

Ronald Hosogi                     William M. Elliot
-----------------                 -------------------------
Name (Print)                      Name (Print)

                                  Senior Vice President and
Director, OEM                     General Counsel
-----------------                 -------------------------
Title                             Title


[XX]                              [XX]
-----------------                 -------------------------
Date                              Date

[XX]



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.





                                           ADDITIONAL SYSTEMS PRODUCTS
                                           ---------------------------

------------------------------------------------------------------------------------------------------------
   Product Name and       Language     Applicable        Per            Per       Localization     Added by
       Version           Version(s)    Additional       System          Copy       Additional      Amendment
                             **        Provisions      Royalty *      Royalty *     Royalty         Number
------------------------------------------------------------------------------------------------------------
1. Plus! Version 1.0       EN,FF,       (a) (b)          [XX]           [XX]           [XX]            3
         for                D,DA,
     Windows(R) 95         DU,EE,
                          J,SW,PE
------------------------------------------------------------------------------------------------------------


*A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer Systems in the Customer System table of this Exhibit C.

**Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish, DU = Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. If COMPANY is licensed for the EN version of Product and if a Localization Additional Royalty is specified in the Product table above, then in addition to the language versions specified in the Product table above, COMPANY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports.

                            ADDITIONAL PROVISIONS KEY

(a) This Product is designed for use with Windows 95 and may not function properly with other operating system products.

(b) The royalty rate(s) specified above require pre-installation of the Product on each Customer System distributed with the Product.

                                CUSTOMER SYSTEMS

COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series, (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model line or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.



[XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
     SECURITIES AND EXCHANGE COMMISSION.




PRODUCT NUMBER KEY:  1=Plus! 1.0


ROYALTY BASIS KEY: C = per copy, S = per system; if Product box is blank, such Product is not licensed for distribution with the listed Customer System.

----------------------------------------------------------------------------------------------
 Model Name or Model Number     Processor                       Product Number
                                  Type        1     2     3     4     5     6     7     8
----------------------------------------------------------------------------------------------
        Destination              Pentium      S
----------------------------------------------------------------------------------------------
Family PCs and Professional        486,
        PCs shipped              Pentium      S
 in the European Community
----------------------------------------------------------------------------------------------


COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by the COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).


              [XX] CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION